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                                                                    Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

We hereby consent to the use of our report dated January 27, 2000 relating to the financial statements of First Sterling Banks, Inc. and subsidiaries, Kennesaw, Georgia, included in the Registration Statement on Form S-4 filed by First Sterling Banks, Inc. and to the reference of our Firm under the caption "Experts" in the Joint Proxy Statement/Prospectus.










Atlanta, Georgia                                /s/ MAULDIN & JENKINS, LLC
March 30, 2000